PRESS RELEASE FOR IMMEDIATE RELEASE Contact: Jason H. Weber EVP/Treasurer & Chief Financial Officer 717.339.5090 jweber@acnb.com ACNB CORPORATION REPORTS 2025 THIRD QUARTER FINANCIAL RESULTS GETTYSBURG, PA, October 23, 2025 --- ACNB Corporation (NASDAQ: ACNB) (“ACNB” or the “Corporation”), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced net income of $14.9 million, or $1.42 diluted earnings per share, for the three months ended September 30, 2025 compared to net income of $7.2 million, or $0.84 diluted earnings per share, for the three months ended September 30, 2024 and compared to net income of $11.6 million, or $1.11 diluted earnings per share, for the three months ended June 30, 2025. • Fully taxable equivalent (“FTE”) net interest margin was 4.27% for the three months ended September 30, 2025 compared to 4.21% for the three months ended June 30, 2025 and 3.77% for the three months ended September 30, 2024. • Return on average assets was 1.80% and return on average equity was 14.66% for the three months ended September 30, 2025. • Total non-performing loans to total loans, net of unearned income, was 0.43% at September 30, 2025 compared to 0.43% at June 30, 2025 and 0.39% at September 30, 2024. Net charge-offs to average loans outstanding (annualized) were 0.02% for the three months ended September 30, 2025 compared to 0.01% for the three months ended June 30, 2025 and 0.01% for the three months ended September 30, 2024. • Tangible common equity to tangible assets ratio1 of 10.14% at September 30, 2025 compared to 9.65% at June 30, 2025 and 10.74% at September 30, 2024. The net unrealized loss on the available for sale securities portfolio was $31.0 million at September 30, 2025 compared to a net unrealized loss of $36.2 million at June 30, 2025 and a net unrealized loss of $36.8 million at September 30, 2024. • As announced on Form 8-K on October 22, 2025, the Board of Directors approved and declared a regular quarterly cash dividend of $0.38 per share of ACNB Corporation common stock for the fourth quarter, reflecting a $0.04, or 11.8%, increase over the prior quarter, and $0.06, or 18.8%, increase over the same period of 2024. Exhibit 99.1 1 Non-GAAP financial measure. Please refer to the calculation on the page titled “Non-GAAP Reconciliation” at the end of this document.

• ACNB repurchased 61,586 shares of ACNB common stock in open market transactions for the three months ended September 30, 2025. ACNB’s financial results for the first three quarters of 2025 were impacted by the acquisition of Traditions Bancorp, Inc. (“Traditions”) which was completed on February 1, 2025 (“Acquisition”). The financial results for any periods ended prior to February 1, 2025 reflect ACNB on a standalone basis. As a result, ACNB’s financial results for the three months ended September 30, 2025 may not be directly comparable to prior reported periods. “We are excited to report strong profitability and record quarterly net income for the third quarter of 2025. These strong results are a reflection of our continued commitment to our community banking business model and the successful acquisition and integration of Traditions Bank earlier in the year. The Acquisition is meeting our expectations operationally, financially and culturally.” said James P. Helt, ACNB Corporation President and Chief Executive Officer. “This quarter represented continued stable asset quality metrics, increased profitability and active capital management strategies including open market share repurchases and a strong dividend. These results are a direct result of our entire team working toward our vision to be financial services provider of choice in the markets we serve by building relationships and finding solutions.” Mr. Helt continued, “We now look to finish the year strong by managing through the economic cycles and by continuing to diversify our revenue streams with ACNB Insurance Services, ACNB Wealth Management and Traditions Mortgage. We believe that our strong foundation based on community banking principles combined with the growth opportunities before us through our strategic planning objectives will enable us to continue to provide for long term shareholder growth.” Net Interest Income and Margin Net interest income for the three months ended September 30, 2025 totaled $32.1 million, an increase of $1.1 million from the three months ended June 30, 2025 and an increase of $11.2 million from the three months ended September 30, 2024. The FTE net interest margin for the three months ended September 30, 2025 was 4.27%, a 6 basis points increase from the three months ended June 30, 2025 and a 50 basis points increase from the three months ended September 30, 2024. The increase in FTE net interest margin from the three months ended June 30, 2025 was driven primarily by a 7 basis points decrease in the cost of interest-bearing deposits as a result of lower rates on higher cost deposits from the Acquisition and lower balances of higher cost deposits from the Acquisition during the three months ended September 30, 2025. For the three months ended September 30, 2025, total average earning assets increased $28.5 million compared to the three months ended June 30, 2025. For the three months ended September 30, 2025, total average noninterest-bearing demand deposits increased $30.5 million from the three months ended June 30, 2025. The accretion impact of acquisition accounting adjustments on loans and deposits from the Acquisition was $2.1 million and $2.2 million for the three months ended September 30, 2025 and the three months ended June 30, 2025, respectively. The following discussion of increases in average balances and yields compared to the same period of the prior year was driven primarily by the Acquisition. For the three months ended September 30, 2025, total average loans increased $675.4 million compared to the three months ended September 30, 2024. The yield on total loans was 6.29% for the three months ended September 30, 2025, an increase of 73 basis points compared to the three months ended September 30, 2024. For the three months ended September 30, 2025, total average interest-bearing deposits increased $575.6 million from the three months ended September 30, 2024. The average rate paid on interest-bearing deposits was 1.42% for the three months ended September 30, 2025, an increase of 50 basis points from the three months ended September 30, 2024. For the three months ended ACNB Corporation Press Release/2025 Third Quarter Financial Results October 23, 2025 Page 2 of 12

September 30, 2025, total average noninterest-bearing demand deposits increased $116.5 million from the three months ended September 30, 2024. Noninterest Income Noninterest income for the three months ended September 30, 2025 was $8.4 million, a decrease of $271 thousand from the three months ended June 30, 2025 and an increase of $1.6 million from the three months ended September 30, 2024. Insurance commissions for the three months ended September 30, 2025 were $2.5 million, a decrease of $363 thousand from the three months ended June 30, 2025 driven primarily by lower contingent commission income and a decrease of $242 thousand from the three months ended September 30, 2024 driven primarily by timing of policy renewals and a decrease of $121 thousand from the cancellation of policies related to one customer. Gain from mortgage loans held for sale for the three months ended September 30, 2025 was $1.5 million, a decrease of $112 thousand from the three months ended June 30, 2025 and an increase of $1.4 million from the three months ended September 30, 2024. Service charges on deposits were $1.3 million, an increase of $107 thousand from the three months ended June 30, 2025 and an increase of $238 thousand from the three months ended September 30, 2024 driven primarily by the Acquisition and an increase in overall customer activity. Noninterest Expense Noninterest expense for the three months ended September 30, 2025 decreased $3.0 million from the three months ended June 30, 2025 and increased $4.1 million from the three months ended September 30, 2024. Merger-related expenses totaled $169 thousand for the three months ended September 30, 2025 compared to $1.9 million for the three months ended June 30, 2025 and $1.1 million for the three months ended September 30, 2024. Salaries and employee benefits expense for the three months ended September 30, 2025 decreased $502 thousand compared to three months ended June 30, 2025 driven primarily by a higher employee vacancy rate, lower incentive compensation expense, lower overtime, conversion related expense and lower health insurance expense, and increased $2.2 million compared to the three months ended September 30, 2024 driven primarily by additional employees attributable to the Acquisition, merit increases, and higher mortgage commissions. Equipment expense for the three months ended September 30, 2025 decreased $237 thousand compared to the three months ended June 30, 2025, driven primarily by a rebate received from a large vendor during the three months ended September 30, 2025 and increased $604 thousand compared to the three months ended September 30, 2024 driven primarily by the Acquisition and the implementation of new additional products into our core processing system. Other tax increased $341 thousand for the three months ended September 30, 2025 compared to the three months ended June 30, 2025 driven primarily by earned income tax credits recognized in the prior period and increased $201 thousand compared to the three months ended September 30, 2024 driven primarily by the Acquisition. Intangible assets amortization increased $825 thousand during the three months ended September 30, 2025 compared to the three months ended September 30, 2024, a result of the Acquisition. Other decreased $628 thousand for the three months ended September 30, 2025 compared to the three months ended June 30, 2025 driven primarily by earned income tax related donations and stale conversion related items written off in the prior period and increased $738 thousand compared to the three months ended September 30, 2024 driven primarily by the Acquisition and higher internet banking services. Loans and Asset Quality Total loans outstanding were $2.34 billion at September 30, 2025, a decrease of $5.2 million from June 30, 2025 and an increase of $659.5 million from September 30, 2024. The decrease compared to June 30, 2025 was across residential mortgage, commercial and industrial, real estate construction and consumer and was partially offset by increases in commercial real estate and home equity lines of credit. The increase compared ACNB Corporation Press Release/2025 Third Quarter Financial Results October 23, 2025 Page 3 of 12

to September 30, 2024 was spread across all loan categories and was driven primarily by the Acquisition. The allowance for credit losses was $23.7 million at September 30, 2025, a decrease of $693 thousand compared to June 30, 2025 and an increase of $6.4 million compared to September 30, 2024. The decrease compared to June 30, 2025 was driven primarily by the movement of construction loans to lower loss rate segments and the paydowns of loans with a specific reserve. The increase compared to September 30, 2024 was driven primarily by the Acquisition. Deposits and Borrowings Deposits totaled $2.47 billion at September 30, 2025, a decrease of $58.6 million from June 30, 2025 and an increase of $674.6 million from September 30, 2024. Total interest-bearing deposits were $1.88 billion at September 30, 2025, a decrease of $72.0 million from June 30, 2025 and an increase of $556.4 million from September 30, 2024. Money market and time deposits, included in interest-bearing deposits, decreased $38.3 million and $34.0 million, respectively, since June 30, 2025 and increased $244.2 million and $189.7 million, respectively, since September 30, 2024. The decreases in money market and time deposits from June 30, 2025 were driven primarily by lower balances of higher cost money market and time deposits from the Acquisition and a net decline of $20.0 million of short-term brokered deposits. Included in total deposits at September 30, 2025 were $581.7 million of noninterest-bearing deposits, which increased $13.4 million and $118.2 million from June 30, 2025 and September 30, 2024, respectively. The overall increase in total deposits compared to September 30, 2024 was driven primarily by the Acquisition. Total borrowings were $335.8 million at September 30, 2025, an increase of $37.4 million and $42.7 million compared to June 30, 2025 and September 30, 2024, respectively. Total borrowings increased from June 30, 2025 driven primarily by an increase in short-term borrowings. The bank executed a three month FHLB borrowing of $25.0 million at a rate of 4.55% for the three months ended September 30, 2025. Simultaneously, the Bank executed a receive-floating, pay-fixed three year interest rate swap at a rate of 3.53%. Stockholders’ Equity Total stockholders’ equity was $408.6 million at September 30, 2025 compared to $395.2 million at June 30, 2025 and $306.8 million at September 30, 2024. The increase at September 30, 2025 compared to June 30, 2025 was driven primarily by net income of $14.9 million and a $4.3 million change in unrealized gains in available for sale investment securities slightly offset by dividends paid of $3.5 million and common stock repurchased of $2.7 million for the three months ended September 30, 2025. The increase at September 30, 2025 compared to September 30, 2024 was driven primarily by the common stock equity issued in the Acquisition. Tangible book value1 per share was $30.87, $29.30 and $29.90 at September 30, 2025, June 30, 2025 and September 30, 2024, respectively. About ACNB Corporation ACNB Corporation, headquartered in Gettysburg, PA, is the independent $3.25 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, including its operating divisions Traditions Bank and Traditions Mortgage, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 33 community banking offices and one loan office located in the Pennsylvania counties of Adams, Cumberland, Franklin, Lancaster and York, and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance ACNB Corporation Press Release/2025 Third Quarter Financial Results October 23, 2025 Page 4 of 12 1 Non-GAAP financial measure. Please refer to the calculation on the page titled “Non-GAAP Reconciliation” at the end of this document.

serving personal and commercial clients through office locations in Westminster, MD and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com. # # # SAFE HARBOR AND FORWARD-LOOKING STATEMENTS - Should there be a material subsequent event prior to the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission, the financial information reported in this press release is subject to change to reflect the subsequent event. In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; banking instability caused by bank failures and financial uncertainty of various banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. Management considers subsequent events occurring after the balance sheet date for matters which may require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of the Corporation's consolidated financial statements when filed with the SEC. Accordingly, the financial information in this announcement is subject to change. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC. ACNB #2025-10 October 23, 2025 ACNB Corporation Press Release/2025 Third Quarter Financial Results October 23, 2025 Page 5 of 12

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 6 of 12

ACNB Corporation Financial Highlights
Selected Financial Data by Respective Quarter End
(Unaudited)

(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
BALANCE SHEET DATA					
Total assets	**$ 3,250,838**	$ 3,259,528	$ 3,270,041	$ 2,394,830	$ 2,420,914
Investment securities	**526,570**	520,758	521,306	459,472	483,604
Total loans, net of unearned income	**2,336,605**	2,341,816	2,322,209	1,682,910	1,677,112
Allowance for credit losses	**(23,660)**	(24,353)	(24,646)	(17,280)	(17,214)
Deposits	**2,465,896**	2,524,541	2,540,009	1,792,501	1,791,317
Allowance for unfunded commitments	**1,384**	1,529	1,883	1,394	1,349
Borrowings	**335,833**	298,395	299,531	271,159	293,091
Stockholders' equity	**408,642**	395,151	386,883	303,273	306,755
INCOME STATEMENT DATA					
Interest and dividend income	**$ 42,490**	$ 41,576	$ 36,290	$ 27,381	$ 27,241
Interest expense	**10,353**	10,564	9,200	6,269	6,299
Net interest income	**32,137**	31,012	27,090	21,112	20,942
(Reversal of) provision for credit losses	**(584)**	(228)	5,968	249	81
(Reversal of) provision for unfunded commitments	**(145)**	(354)	(480)	44	40
Net interest income after (reversal of) provisions for credit losses and unfunded commitments	**32,866**	31,594	21,602	20,819	20,821
Noninterest income	**8,411**	8,682	7,184	5,803	6,833
Noninterest expenses	**22,361**	25,366	29,335	18,388	18,244
Income (loss) before income taxes	**18,916**	14,910	(549)	8,234	9,410
Income tax expense (benefit)	**4,046**	3,262	(277)	1,639	2,206
Net income (loss)	**$ 14,870**	$ 11,648	$ (272)	$ 6,595	$ 7,204
PROFITABILITY RATIOS					
Total loans, net of unearned income to deposits	**94.76 %**	92.76 %	91.43 %	93.89 %	93.62 %
Return on average assets (annualized)	**1.80**	1.43	(0.04)	1.08	1.17
Return on average equity (annualized)	**14.66**	11.96	(0.31)	8.57	9.63
Efficiency ratio[1]	**51.96**	56.21	60.13	63.83	60.56
FTE Net interest margin	**4.27**	4.21	4.07	3.81	3.77
Yield on average earning assets	**5.64**	5.64	5.45	4.93	4.90
Yield on investment securities	**3.03**	2.95	2.91	2.58	2.59
Yield on total loans	**6.29**	6.29	6.08	5.61	5.56
Cost of funds	**1.45**	1.50	1.45	1.19	1.19
PER SHARE DATA					
Diluted earnings (loss) per share	**$ 1.42**	$ 1.11	$ (0.03)	$ 0.77	$ 0.84
Cash dividends paid per share	**0.34**	0.34	0.32	0.32	0.32
Tangible book value per share[1]	**30.87**	29.30	28.23	29.51	29.90
CAPITAL RATIOS[2]					
Tier 1 leverage ratio	**11.22 %**	10.97 %	11.81 %	12.52 %	12.46 %
Common equity tier 1 ratio	**14.45**	13.96	13.65	16.27	16.07
Tier 1 risk based capital ratio	**14.67**	14.17	13.86	16.56	16.36
Total risk based capital ratio	**16.22**	15.75	15.45	18.36	18.15
CREDIT QUALITY					
Net charge-offs to average loans outstanding (annualized)	**0.02 %**	0.01 %	0.01 %	0.04 %	0.01 %
Total non-performing loans to total loans, net of unearned income[3]	**0.43**	0.43	0.43	0.40	0.39
Total non-performing assets to total assets[4]	**0.31**	0.31	0.32	0.30	0.29
Allowance for credit losses to total loans, net of unearned income	**1.01**	1.04	1.06	1.03	1.03

[1] Non-GAAP financial measure. Please refer to the calculation on the page titled "Non-GAAP Reconciliation" at the end of this document.
[2] Regulatory capital ratios as of September 30, 2025 are preliminary.
[3] Non-performing loans consists of loans on nonaccrual status and loans greater than 90 days past due and still accruing interest.
[4] Non-performing assets consists of non-performing loans and foreclosed assets held for resale.

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 7 of 12

Consolidated Statements of Condition

(Unaudited)

(Dollars in thousands, except per share data)	September 30, 2025	June 30, 2025	September 30, 2024
ASSETS			
Cash and due from banks	**$ 30,500**	$ 32,834	$ 24,636
Interest-bearing deposits with banks	**71,639**	70,275	33,456
Total Cash and Cash Equivalents	**102,139**	103,109	58,092
Equity securities with readily determinable fair values	**945**	936	947
Investment securities available for sale, at estimated fair value	**462,217**	455,317	418,079
Investment securities held to maturity, at amortized cost (fair value $56,932, $56,420 and $59,038)	**63,408**	64,505	64,578
Loans held for sale	**16,850**	16,455	1,080
Total loans, net of unearned income	**2,336,605**	2,341,816	1,677,112
Less: Allowance for credit losses	**(23,660)**	(24,353)	(17,214)
Loans, net	**2,312,945**	2,317,463	1,659,898
Premises and equipment, net	**31,107**	31,581	25,542
Right of use asset	**4,403**	4,657	2,110
Restricted investment in bank stocks	**14,462**	13,533	10,853
Investment in bank-owned life insurance	**96,755**	96,104	81,344
Investments in low-income housing partnerships	**783**	814	909
Goodwill	**64,449**	64,449	44,185
Intangible assets, net	**23,565**	24,694	8,142
Assets held for sale	**275**	—	—
Foreclosed assets held for resale	**32**	32	406
Other assets	**56,503**	65,879	44,749
Total Assets	**$ 3,250,838**	$ 3,259,528	$ 2,420,914
LIABILITIES AND STOCKHOLDERS' EQUITY			
Deposits:			
Noninterest-bearing	**$ 581,697**	$ 568,301	$ 463,501
Interest-bearing	**1,884,199**	1,956,240	1,327,816
Total Deposits	**2,465,896**	2,524,541	1,791,317
Short-term borrowings	**80,468**	43,041	37,769
Long-term borrowings	**255,365**	255,354	255,322
Lease liability	**4,696**	4,946	2,110
Allowance for unfunded commitments	**1,384**	1,529	1,349
Other liabilities	**34,387**	34,966	26,292
Total Liabilities	**2,842,196**	2,864,377	2,114,159
Stockholders' Equity:			
Preferred Stock, $2.50 par value, 20,000,000 shares authorized; no shares outstanding at September 30, 2025, June 30, 2025 and September 30, 2024	**—**	—	—
Common stock, $2.50 par value, 20,000,000 shares authorized; 11,023,573, 11,017,121, and 8,940,133 shares issued; 10,423,015, 10,478,149, and 8,548,625 shares outstanding at September 30, 2025, June 30, 2025 and September 30, 2024, respectively	**27,555**	27,539	22,344
Treasury stock, at cost, 600,558, 538,972, and 391,508 at September 30, 2025, June 30, 2025, and September 30, 2024, respectively	**(19,875)**	(17,167)	(11,203)
Additional paid-in capital	**179,130**	178,553	98,697
Retained earnings	**250,410**	239,077	230,752
Accumulated other comprehensive loss	**(28,578)**	(32,851)	(33,835)
Total Stockholders' Equity	**408,642**	395,151	306,755
Total Liabilities and Stockholders' Equity	**$ 3,250,838**	$ 3,259,528	$ 2,420,914

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 8 of 12

Consolidated Income Statements
(Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
INTEREST AND DIVIDEND INCOME				
Loans, including fees:				
Taxable	$ 36,961	$ 23,108	$ 105,192	$ 67,253
Tax-exempt	324	311	933	943
Investment securities:				
Taxable	3,430	2,617	9,615	8,193
Tax-exempt	281	284	852	852
Dividends	332	251	979	739
Other	1,162	670	2,785	2,104
Total Interest and Dividend Income	42,490	27,241	120,356	80,084
INTEREST EXPENSE				
Deposits	6,872	3,112	20,152	7,915
Short-term borrowings	513	204	1,148	847
Long-term borrowings	2,968	2,983	8,817	8,823
Total Interest Expense	10,353	6,299	30,117	17,585
Net Interest Income	32,137	20,942	90,239	62,499
(Reversal of) provision for credit losses	(584)	81	5,156	(2,686)
(Reversal of) provision for unfunded commitments	(145)	40	(979)	(370)
Net Interest Income after (Reversal of) Provisions for Credit Losses and Unfunded Commitments	32,866	20,821	86,062	65,555
NONINTEREST INCOME				
Insurance commissions	2,545	2,787	7,600	7,649
Service charges on deposits	1,286	1,048	3,559	3,060
Wealth management	1,125	1,188	3,275	3,219
Gain from mortgage loans held for sale	1,463	112	3,893	194
ATM debit card charges	904	828	2,640	2,488
Earnings on investment in bank-owned life insurance	651	503	1,858	1,473
Gain on life insurance proceeds	—	—	285	—
Net gains on sales or calls of investment securities	—	—	22	69
Net gains on equity securities	9	28	26	19
Other	428	339	1,119	756
Total Noninterest Income	8,411	6,833	24,277	18,927
NONINTEREST EXPENSES				
Salaries and employee benefits	13,191	11,017	39,745	32,611
Equipment	2,302	1,698	7,121	4,997
Net occupancy	1,217	945	3,936	3,066
Professional services	588	409	1,908	1,554
FDIC and regulatory	457	365	1,293	1,088
Other tax	561	360	1,308	1,086
Intangible assets amortization	1,129	304	3,127	940
Merger-related	169	1,137	10,143	1,160
Other	2,747	2,009	8,481	5,795
Total Noninterest Expenses	22,361	18,244	77,062	52,297
Income Before Income Taxes	18,916	9,410	33,277	32,185
Income tax expense	4,046	2,206	7,031	6,934
Net Income	$ 14,870	$ 7,204	$ 26,246	$ 25,251
PER SHARE DATA				
Basic earnings	$ 1.43	$ 0.85	$ 2.57	$ 2.97
Diluted earnings	$ 1.42	$ 0.84	$ 2.56	$ 2.96
Weighted average shares basic	10,419,581	8,507,140	10,228,029	8,500,860
Weighted average shares diluted	10,455,461	8,545,578	10,257,800	8,532,691

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 9 of 12

Average Balances, Income and Expenses, Yields and Rates

(Dollars in thousands)	Three months ended September 30, 2025			Three months ended June 30, 2025			Three months ended March 31, 2025			Three months ended December 31, 2024			Three months ended September 30, 2024		
	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate
ASSETS															
Loans:															
Taxable	**$2,298,054**	**$ 36,961**	**6.38 %**	$2,296,429	$ 36,555	6.38 %	$2,080,231	$ 31,676	6.18 %	$1,619,245	$ 23,294	5.72 %	$1,618,879	$ 23,108	5.68 %
Tax-exempt	**58,587**	**410**	**2.78**	58,903	401	2.73	57,969	370	2.59	57,683	366	2.52	62,401	394	2.51
Total Loans[2]	**2,356,641**	**37,371**	**6.29**	2,355,332	36,956	6.29	2,138,200	32,046	6.08	1,676,928	23,660	5.61	1,681,280	23,502	5.56
Investment Securities:															
Taxable	**485,309**	**3,762**	**3.08**	482,933	3,590	2.98	447,986	3,242	2.93	431,338	2,786	2.57	441,135	2,868	2.59
Tax-exempt	**53,165**	**356**	**2.66**	54,261	358	2.65	54,659	365	2.71	54,453	359	2.62	54,549	359	2.62
Total Investments[3]	**538,474**	**4,118**	**3.03**	537,194	3,948	2.95	502,645	3,607	2.91	485,791	3,145	2.58	495,684	3,227	2.59
Interest-bearing deposits with banks	**103,290**	**1,162**	**4.46**	77,348	831	4.31	73,181	792	4.39	60,104	728	4.82	48,794	670	5.46
Total Earning Assets	**2,998,405**	**42,651**	**5.64**	2,969,874	41,735	5.64	2,714,026	36,445	5.45	2,222,823	27,533	4.93	2,225,758	27,399	4.90
Cash and due from banks	**26,709**			25,610			20,603			20,413			21,684		
Premises and equipment	**31,514**			32,019			29,903			25,679			25,716		
Other assets	**245,899**			255,624			224,522			181,180			184,105		
Allowance for credit losses	**(24,312)**			(24,615)			(19,939)			(17,153)			(17,147)		
Total Assets	**$3,278,215**			$3,258,512			$2,969,115			$2,432,942			$2,440,116		
LIABILITIES															
Interest-bearing demand deposits	**$ 616,565**	**$ 570**	**0.37 %**	$ 612,812	$ 514	0.34 %	$ 573,341	$ 524	0.37 %	$ 519,833	$ 511	0.39 %	$ 518,368	$ 552	0.42 %
Money markets	**510,655**	**2,530**	**1.97**	536,755	2,706	2.02	447,297	1,984	1.80	251,781	747	1.18	246,653	692	1.12
Savings deposits	**335,083**	**26**	**0.03**	342,327	27	0.03	331,103	27	0.03	315,512	34	0.04	318,291	26	0.03
Time deposits	**454,625**	**3,746**	**3.27**	473,589	4,037	3.42	410,749	3,461	3.42	268,559	1,987	2.94	258,053	1,842	2.84
Total Interest-Bearing Deposits	**1,916,928**	**6,872**	**1.42**	1,965,483	7,284	1.49	1,762,490	5,996	1.38	1,355,685	3,279	0.96	1,341,365	3,112	0.92
Short-term borrowings	**70,389**	**513**	**2.89**	44,515	341	3.07	38,721	294	3.08	23,087	12	0.21	38,666	204	2.10
Long-term borrowings	**255,358**	**2,968**	**4.61**	255,347	2,939	4.62	257,558	2,910	4.58	255,326	2,978	4.64	255,316	2,983	4.65
Total Borrowings	**325,747**	**3,481**	**4.24**	299,862	3,280	4.39	296,279	3,204	4.39	278,413	2,990	4.27	293,982	3,187	4.31
Total Interest-Bearing Liabilities	**2,242,675**	**10,353**	**1.83**	2,265,345	10,564	1.87	2,058,769	9,200	1.81	1,634,098	6,269	1.53	1,635,347	6,299	1.53
Noninterest-bearing demand deposits	**593,800**			563,321			512,966			464,949			477,350		
Other liabilities	**39,397**			39,271			36,934			27,887			29,946		
Stockholders' Equity	**402,343**			390,575			360,446			306,008			297,473		
Total Liabilities and Stockholders' Equity	**$3,278,215**			$3,258,512			$2,969,115			$2,432,942			$2,440,116		
Taxable Equivalent Net Interest Income		**32,298**			31,171			27,245			21,264			21,100	
Taxable Equivalent Adjustment		**(161)**			(159)			(155)			(152)			(158)	
Net Interest Income		**$ 32,137**			$ 31,012			$ 27,090			$ 21,112			$ 20,942	
Cost of Funds			**1.45%**			1.50 %			1.45 %			1.19 %			1.19%
FTE Net Interest Margin			**4.27%**			4.21 %			4.07 %			3.81 %			3.77%

[1] Income on interest-earning assets has been computed on a fully taxable equivalent (FTE) basis using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 10 of 12

Average Balances, Income and Expenses, Yields and Rates

(Dollars in thousands)	Nine months ended September 30, 2025			Nine months ended September 30, 2024		
	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate
ASSETS						
Loans:						
Taxable	$ 2,225,652	$ 105,192	6.32 %	$ 1,601,520	$ 67,253	5.61 %
Tax-exempt	58,489	1,181	2.70	64,161	1,194	2.49
Total Loans[2]	2,284,141	106,373	6.23	1,665,681	68,447	5.49
Investment Securities:						
Taxable	472,212	10,594	3.00	450,297	8,932	2.65
Tax-exempt	54,023	1,078	2.67	54,644	1,078	2.64
Total Investments[3]	526,235	11,672	2.97	504,941	10,010	2.65
Interest-bearing deposits with banks	84,717	2,785	4.40	51,258	2,104	5.48
Total Earning Assets	2,895,093	120,830	5.58	2,221,880	80,561	4.84
Cash and due from banks	24,330			21,091		
Premises and equipment	31,151			25,939		
Other assets	242,143			186,330		
Allowance for credit losses	(22,971)			(19,071)		
Total Assets	$ 3,169,746			$ 2,436,169		
LIABILITIES						
Interest-bearing demand deposits	$ 601,064	$ 1,608	0.36 %	$ 514,757	$ 1,092	0.28 %
Money markets	498,468	7,220	1.94	247,710	1,841	0.99
Savings deposits	336,185	80	0.03	326,895	84	0.03
Time deposits	446,482	11,244	3.37	255,203	4,898	2.56
Total Interest-Bearing Deposits	1,882,199	20,152	1.43	1,344,565	7,915	0.79
Short-term borrowings	51,324	1,148	2.99	40,993	847	2.76
Long-term borrowings	256,080	8,817	4.60	253,116	8,823	4.66
Total Borrowings	307,404	9,965	4.33	294,109	9,670	4.39
Total Interest-Bearing Liabilities	2,189,603	30,117	1.84	1,638,674	17,585	1.43
Noninterest-bearing demand deposits	556,992			483,095		
Other liabilities	38,543			28,406		
Stockholders' Equity	384,608			285,994		
Total Liabilities and Stockholders' Equity	$ 3,169,746			$ 2,436,169		
Taxable Equivalent Net Interest Income		90,713			62,976	
Taxable Equivalent Adjustment		(474)			(477)	
Net Interest Income		$ 90,239			$ 62,499	
Cost of Funds			1.47 %			1.11 %
FTE Net Interest Margin			4.19 %			3.79 %

[1] Income on interest-earning assets has been computed on a fully taxable equivalent basis (FTE) using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 11 of 12

Loan and Deposit Detail by Type

				Variance	
(Dollars in thousands)	**September 30, 2025**	**June 30, 2025**	**September 30, 2024**	**September 2025 vs. June 2025**	**September 2025 vs. September 2024**
Loans					
Commercial real estate	**$ 1,263,896**	$ 1,254,733	$ 957,904	$ 9,163	$ 305,992
Residential mortgage	**593,283**	594,889	397,994	(1,606)	195,289
Commercial and industrial	**218,364**	226,276	152,148	(7,912)	66,216
Home equity lines of credit	**125,839**	122,546	84,316	3,293	41,523
Real estate construction	**126,451**	135,023	75,953	(8,572)	50,498
Consumer	**10,144**	10,253	9,773	(109)	371
Gross loans	**2,337,977**	2,343,720	1,678,088	(5,743)	659,889
Unearned income	**(1,372)**	(1,904)	(976)	532	(396)
Total loans, net of unearned income	**$ 2,336,605**	$ 2,341,816	$ 1,677,112	$ (5,211)	$ 659,493

				Variance	
(Dollars in thousands)	**September 30, 2025**	**June 30, 2025**	**September 30, 2024**	**September 2025 vs. June 2025**	**September 2025 vs. September 2024**
Deposits					
Noninterest-bearing demand deposits	**$ 581,697**	$ 568,301	$ 463,501	$ 13,396	$ 118,196
Interest-bearing demand deposits	**614,130**	604,854	509,930	9,276	104,200
Money market	**493,430**	531,738	249,197	(38,308)	244,233
Savings	**330,200**	339,179	311,958	(8,979)	18,242
Total demand and savings	**2,019,457**	2,044,072	1,534,586	(24,615)	484,871
Time	**446,439**	480,469	256,731	(34,030)	189,708
Total deposits	**$ 2,465,896**	$ 2,524,541	$ 1,791,317	$ (58,645)	$ 674,579

ACNB Corporation
Press Release/2025 Third Quarter Financial Results
October 23, 2025
Page 12 of 12

Non-GAAP Reconciliation

Note: *The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. These non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other corporations. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
(Dollars in thousands, except per share data)	**September 30, 2025**	**June 30, 2025**	**March 31, 2025**	**December 31, 2024**	**September 30, 2024**
Tangible book value per share					
Stockholders' equity	**$ 408,642**	$ 395,151	$ 386,883	$ 303,273	$ 306,755
Less: Goodwill and intangible assets	**(88,014)**	(89,143)	(90,284)	(52,023)	(52,327)
Tangible common stockholders' equity (numerator)	**$ 320,628**	$ 306,008	$ 296,599	$ 251,250	$ 254,428
Shares outstanding, less unvested shares, end of period (denominator)	**10,387,135**	10,442,269	10,506,822	8,515,347	8,510,187
Tangible book value per share	**$ 30.87**	$ 29.30	$ 28.23	$ 29.51	$ 29.90
Tangible common equity to tangible assets (TCE/TA Ratio)					
Tangible common stockholders' equity (numerator)	**$ 320,628**	$ 306,008	$ 296,599	$ 251,250	$ 254,428
Total assets	**$ 3,250,838**	$ 3,259,528	$ 3,270,041	$ 2,394,830	$ 2,420,914
Less: Goodwill and intangible assets	**(88,014)**	(89,143)	(90,284)	(52,023)	(52,327)
Total tangible assets (denominator)	**$ 3,162,824**	$ 3,170,385	$ 3,179,757	$ 2,342,807	$ 2,368,587
Tangible common equity to tangible assets	**10.14 %**	9.65 %	9.33 %	10.72 %	10.74 %
Efficiency Ratio					
Noninterest expense	**$ 22,361**	$ 25,366	$ 29,335	$ 18,388	$ 18,244
Less: Intangible amortization	**1,129**	1,141	857	304	304
Less: Merger-related expense	**169**	1,943	8,031	885	1,137
Noninterest expense (numerator)	**$ 21,063**	$ 22,282	$ 20,447	$ 17,199	$ 16,803
Net interest income	**$ 32,137**	$ 31,012	$ 27,090	$ 21,112	$ 20,942
Plus: Total noninterest income	**8,411**	8,682	7,184	5,803	6,833
Less: Gain on life insurance proceeds	**—**	31	254	—	—
Less: Net gains on sales or calls of securities	**—**	22	—	—	—
Less: Net gains (losses) on equity securities	**9**	3	14	(28)	28
Total revenue (denominator)	**$ 40,539**	$ 39,638	$ 34,006	$ 26,943	$ 27,747
Efficiency ratio	**51.96 %**	56.21 %	60.13 %	63.83 %	60.56 %